UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): November 16, 2005


                         Advanced Medical Institute Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             000-29531                                88-0409144
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


                          Level 1, 204-218 Botany Road
                               Alexandria NSW 2015
                                    Australia
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                (61) 2 9640 5253
               ---------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

We are filing this Amendment to Periodic Report on Form 8-K/A dated November 16, 2005 to include the financial statements required to be filed in Item 9.01 relating to the share exchange with PE Patent Holdco Pty Limited. No other part of this report has been amended.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Advanced Medical Institute Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01    Entry into a Material Definitive Agreement.

On November 16, 2005, Advanced Medical Institute Inc. (the "Registrant") entered into a Share Exchange Agreement (the "Exchange Agreement") with PE Patent Holdco Pty Limited (ACN 116 786 737), a privately owned Australian company ("PE"), and PE's shareholders (the "Shareholders"), pursuant to which the Registrant acquired all of the issued and outstanding shares of stock of PE in exchange for the issuance in the aggregate of 5,000,000 of the Registrant's shares of common stock (the "Shares") to the Shareholders. As a result, PE became a wholly-owned subsidiary of the Registrant.

The purchase price for 100% of PE is an aggregate of 5 million shares of the Registrant's common stock valued at $1.10 per share.

Since August 1, 2003, AMI Australia has used in its business certain of the intellectual property consisting solely of an Australian innovation patent for its premature ejaculation programs (which patent is due to expire on July 9, 2012) and an Australian standard patent application (Australian standard patent application No. 2004222783). Provisional applications for the patents were made by Dr. Jack Vaisman, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company and the Founder, President and Chief Executive Officer of AMI Australia, on July 11, 2003 with final patent applications being made on March 2, 2005 and July 9, 2004 respectively. The Australian innovation patent was issued to Dr Vaisman on July 2, 2005 who on October 28, 2005 assigned the patent to PE in exchange for 1,249,999 shares of PE. Since October 28, 2005, the patents have been orally licensed by AMI Australia from PE Patent Holdco Pty Limited on a short-term royalty free arrangement. Dr. Vaisman sold 1,250,000 shares of PE (100% of his shares) on October 31, 2005 for an aggregate of $500,000. Until November 14, 2005, Dr. Vaisman served as the sole director of PE when he resigned and Igor Chalik was appointed as director in his place.

The development of the intellectual property underlying the patents was undertaken and funded by Dr. Vaisman. The innovation patent, titled "Treatment of Premature Ejaculation" relates to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain formulations which are used in AMI Australia's treatment programs for premature ejaculation. The patents and associated formulations are integral to AMI Australia's premature ejaculation treatment programs. AMI Australia's injection, lozenge and tablet impotence and erectile dysfunction treatment programs are not patent protected.

In acquiring PE, the Registrant acquires only the right to use the Patents and the associated pharmaceutical formulations, treatment methodologies and dosing manuals in Australia and has no rights to use the Patents or any of the underlying intellectual property in any other country. Nether Dr. Vaisman, nor any other director or officer of the Registrant, AMI Australia or any of the Registrant's subsidiaries (other than in their capacities with the Registrant) has or will benefit directly or indirectly from the Registrant's purchase of PE. PE's assets include the Patents and the right to use and/or licence/sub-licence the associated pharmaceutical formulations, treatment methodologies and dosing manuals in Australia.

As a result of the acquisition of PE, the Registrant will own the Patents and all of the rights to utilize the protected technologies and methods in Australia. The Patents are currently utilized by AMI Australia in relation to its premature ejaculation treatment programs in Australia under an oral license with PE. The Patents relate to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain pharmaceutical formulations which are used in AMI Australia's treatment programs for premature ejaculation. These formulations have previously been used to treat premature ejaculation and other medical conditions. PE currently has a royalty-free, at-will license arrangement with AMI Australia to permit use the Patents. Under the agreement, the license arrangement may be ended at any time by either party. Acquisition of the Patents will give the Registrant and its subsidiaries the exclusive right to exploit the Patents and associated technology in connection with the provision of premature ejaculation treatment programs in Australia during the term of the Patents and will obviate any future obligation for the Registrant or any of its subsidiaries to pay royalties to a third party for use of the Patents.

The Innovation Patent expires on July 9, 2012 and, assuming a grant of a standard patent is obtained, the standard patent will expire on July 9, 2024. Innovation Patents are unique to Australia, they provide a shorter length of protection than standard patents and are approved more quickly than standard patent applications but they are otherwise equivalent to a standard Australian patent. The grant of the standard patent will extend the period of protection available to PE already available under the Innovation Patent.

AMI Australia commissioned PKF Corporate Advisers Pty Limited ("PKF") to perform an independent valuation of the Patents in connection with the proposed acquisition of PE and the Board of Directors of the Registrant has determined that the acquisition price represents a 10% premium to the midpoint of the independent valuation provided by PKF.

The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Audited financial statements of the Company as of October 31, 2005

(b)   Pro forma financial information.

      Unaudited pro forma condensed consolidated financial statements of the Company as follows:

      Statement of Financial Position as of September 30, 2005
      Statement of Income for the three months ended September 30, 2005 Statement of Income for the year ended June 30, 2005

(c)   Exhibits.

      Exhibit No.       Description

      2.2 Share Exchange Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 2.1 of the Periodic Report on Form 8-K filed on November 16, 2005).

      99.1 Press Release dated November 16, 2005 (incorporated by reference to Exhibit 99.1 of the Periodic Report on Form 8-K filed on November 16, 2005).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADVANCED MEDICAL INSTITUTE INC.


                                                 By: /s/ Dilip Shrestha
                                                     ---------------------------
                                                 Name:  Dilip Shrestha
                                                 Title: Chief Financial Officer

Dated: January 29, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description

2.2 Share Exchange Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 2.1 of the Periodic Report on Form 8-K filed on November 16, 2005).

99.1 Press Release dated November 16, 2005 (incorporated by reference to Exhibit 99.1 of the Periodic Report on Form 8-K filed on November 16, 2005).

                         PE PATENT HOLDCO PTY., LIMITED

                              FINANCIAL STATEMENTS

                                OCTOBER 31, 2005

                         PE PATENT HOLDCO PTY., LIMITED

                              FINANCIAL STATEMENTS

                                OCTOBER 31, 2005

                                TABLE OF CONTENTS








Independent Auditor's Report                                                   2

Statement of Financial Position                                                3

Statement of Operations                                                        4

Statement of Cash Flows                                                        5

Statement of Changes in Stockholders' Equity                                   6

Notes to Financial Statements                                                  7

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
      PE Patent Holdco Pty., Limited
Alexandria, New South Wales, Australia

We have audited the accompanying statement of financial position of PE Patent Holdco Pty., Limited ("the Company") as of October 31, 2005, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from inception (October 20, 2005) through October 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PE Patent Holdco Pty., Limited as of October 31, 2005, and the related statement of operations and cash flows for the period from inception (October 20, 2005) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Lichter, Yu & Associates

January 25, 2006
San Diego, California

                         PE PATENT HOLDCO PTY., LIMITED
                         STATEMENT OF FINANCIAL POSITION
                                `OCOTBER 31, 2005

                                     ASSETS

Cash                                                                 $        3

Other Asset
              Intangible assets                                              75
                                                                     ----------

                      Total Assets                                   $       78
                                                                     ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
              Accounts payable and accrued expenses                  $   13,510
                                                                     ----------

              Total Current Liabilities                                  13,510
                                                                     ----------

Stockholders' Equity

              Common stock, no par value, 5,000,000
                  shares authorized, issued and outstanding                  78
              Accumulated deficit                                       (13,510)
                                                                     ----------

              Total Stockholders' Equity                                (13,432)
                                                                     ----------

              Total Liabilities and Stockholders' Equity             $       78
                                                                     ==========

                   See Accompanying Notes and Auditor's Report

                         PE PATENT HOLDCO PTY., LIMITED
                             STATEMENT OF OPERATIONS
    FOR THE PERIOD FROM INCEPTION (OCTOBER 20, 2005) THROUGH OCTOBER 31, 2005

Sales, net                                                          $         0

Cost of sales                                                                 0
                                                                    -----------

              Gross profit                                                    0

General and administrative expenses                                      13,510
                                                                    -----------

              Income (loss) from operations                             (13,510)
                                                                    -----------

Other (Income) Expense
              Interest expense                                                0
                                                                    -----------

              Total Other (Income) Expense                                    0
                                                                    -----------

                   Income (loss) before income taxes                    (13,510)

Provison for income taxes                                                     0
                                                                    -----------

              Net income (loss)                                     ($   13,510)
                                                                    ===========


              Net income per share (basic and diluted)
                   Basic                                            $      0.00
                   Diluted                                          $      0.00

              Weighted average number of shares
                   Basic                                              5,000,000
                   Diluted                                            5,000,000

                   See Accompanying Notes and Auditor's Report

                         PE PATENT HOLDCO PTY., LIMITED
                             STATEMENT OF CASH FLOWS
    FOR THE PERIOD FROM INCEPTION (OCTOBER 20, 2005) THROUGH OCTOBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
              Net Income (loss)                                        ($13,510)

Adjustments to reconcile net loss to net cash
used in operating activities:
              Increase (decrease) in accounts paable                      13,510
                                                                      ----------

              Total Adjustments                                           13,510
                                                                      ----------

              Net cash (used in) operations                                    0
                                                                      ----------

CASH FLOWS FROM FINANCING ACTIVITIES
              Issuance of shares                                               2
                                                                      ----------

              Net cash (used in) provided by financing activities              2
                                                                      ----------

              Net change in cash and cash equivalents                          2

              Cash and cash equivalents at beginning of period                 0
                                                                      ----------

              Cash and cash equivalents at end of period              $        2
                                                                      ==========

              Supplemental cash flows disclosures:


              Non cash transactions:

                    Acquisition of intangible asset                   $       75
                                                                      ----------

           See Accompanying Notes and Auditor's Report

                         PE PATENT HOLDCO PTY., LIMITED
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
    FOR THE PERIOD FROM INCEPTION (OCTOBER 20, 2005) THROUGH OCTOBER 31, 2005

                                                                                      Accumulated
                                                                                        Deficit
                                                 Number of        Common Stock          During
                                                  Shares               at             Development
                                                Outstanding         Par Value            Stage              Total
                                                -----------        -----------        -----------         -----------
Stock issued at inception                                 1        $         1        $         0         $         1
Issuance of stock for intangible asset            1,249,999                 75               --                    75
Issuance of stock                                 3,750,000                  2               --                     2
Net loss, inception (October 20, 2005)
    to October 31, 2005                                --                 --              (13,510)            (13,510)
                                                -----------        -----------        -----------         -----------

Balance at October 31, 2005                       5,000,000        $        78        $   (13,510)        $   (13,432)
                                                ===========        ===========        ===========         ===========

                   See Accompanying Notes and Auditor's Report

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

Note A - ORGANIZATION

      PE Patent Holdco Pty., Limited, was legally established on October 20, 2005, under the laws of Australia and is a company limited by shares and domiciled in Australia. When used in these notes, the terms "Company," "we," "our," or "us" mean PE Patent Holdco Pty., Limited.

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Contingencies

      Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

      If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

      Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles in the United States ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Fair Value of Financial Instruments

      Our Company measures its financial assets and liabilities in accordance with GAAP.

      Exchange Gain (Loss):

      During the year ended October 31, 2005, the transactions of the Company were denominated in foreign currency and were recorded in Australian dollar (AUD) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

      Translation Adjustment

      As of October 31, 2005, the transactions of the Company and its financial statements were expressed in Australian dollar (AUD). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income."

      As of October 31, 2005 the exchange rates between AUD and the USD was AUD$1=USD$0.7505. The weighted-average rate of exchange between AUD and USD was AUD$1 = USD$0.7518.

      Statement of Cash Flows

      In accordance with SFAS No. 95, "Statement of Cash Flows," cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

      Intangible Assets

      Trademarks, patents and other intangible assets determined to have indefinite useful lives are not amortized. We test such trademarks and other intangible assets with indefinite useful lives for impairment annually, or more frequently if events or circumstances indicate that an asset might be impaired. Trademarks, patents and other intangible assets determined to have definite lives are amortized over their useful lives or the life of the trademark and other intangible asset, whichever is less.

      Cash and Cash Equivalents

      The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Income Taxes

      Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.

      Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, "Accounting for Income Taxes." As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

      Earnings Per Share

      The Company uses SFAS No. 128, "Earnings Per Share," for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

      New Accounting Pronouncements

      In January 2003, The Financial Accounting Standards Board (FABB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities ("VIE's") for which they are the primary beneficiary. The term "primary beneficiary" is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R ("FIN 46R"). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company's financial statements.

      In September 2004, the EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share." ("EITF 04-08") was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after OCTOBER 15, 2004. The adopted EITF 04-08 will have no material impact on the Company's financial statements.

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      On OCTOBER 16, 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company's financial statements.


      In May 2005, FASB issued FASB Statement 154, "Accounting Changes and Error Corrections -- a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("FAS 154"). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods' financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after OCTOBER 15, 2005.

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

Note C - INTANGIBLE ASSETS

      Intangible assets consist of the following:

                               2005
                            ----------
            Patent          $       75
                            ==========


      On October 30, 2005 the Company purchased from Dr. Jacov Vaisman a certain Patent related to technology for premature ejaculation ("PE") treatments for use in Australia. The Patent gives the rights to the owner to commericailly exploit the invention for the life of the Patent.

      The value of the Patent was recorded at its cost basis to Dr. Jacov Vaisman in accordance with generally accepted accouting principles in the United States of America. The actual fair market value of the Patent has been independently appraised to be between $4,425,000 and $5,475,000.

Note D - INCOME TAXES

      The Company is governed by the Income Tax Laws of the Australia. Pursuant to the Australian Income Tax Laws, currently at a statutory rate of 30%.


      Income tax provision for the year ended OCTOBER 31, 2005:

                                                        OCTOBER 31, 2005
                                                        ----------------
      Provision for Australian income taxes                $        0
                                                           ==========

      Australian income tax                                        30%


Note E - RELATED PARTY TRANSACTION

      On October 30, 2005 the Company issued 1,249,999 shares of common stock to Dr. Jacov Vaisman, sole shareholder and director, for his rights, title and interests in the intangible assets as described in Note C above.

Note F - COMMON STOCK

      On October 20, 2005, the Company was formed and Dr. Jacov Vaisman was issued one share of common stock.

      On October 30, 2005, the Company issued 1,249,999 shares of common stock to Dr. Jacov Vaisman, sole shareholder and director, for his rights, title and interests in certain patents.

      On October 31, 2005, the Company issued 3,750,000 shares of common stock at $.0000005 per shares to Burgenstock Holding Limited ("Burgenstock") and Geissler Holding Limited (Geissler").

                         PE PATENT HOLDCO PTY., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005



Note G - LIABILITIES

      The company has recorded a liability in the amount of $13,510 for stamp duty tax payable to the Government of Australia related to the purchase of the Patent as described in Note C. The stamp duty tax was calculated based on a value of the Patent of approximately $5,000,000.

Note H - SUBSEQUENT EVENT

      On November 16, 2005, Advanced Medical Institute Inc. (the "Registrant") entered into a Share Exchange Agreement (the "Exchange Agreement") with the Company and the Company's shareholders (the "Shareholders"), pursuant to which the Registrant acquired all of the issued and outstanding shares of stock of the Company in exchange for the issuance in the aggregate of 5,000,000 of the Registrant's shares of common stock (the "Shares"), at $1.10 per share, to the Shareholders. As a result, the Company will become a wholly-owned subsidiary of the Registrant.

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc.,
A Development Stage Company)
UNADUTED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION SEPTEMBER 30, 2005

                                                  Advanced Medical      PE Patent                      Pro Forma
                                                  Institute, Inc.    Holdco Pty, Ltd.                 Adjustments          ProForma
                                                    -----------        -----------                    -----------        -----------
CURRENT ASSETS
Cash                                                $   580,308        $         0                                       $   580,308
Receivables                                           4,118,694                  0                                         4,118,694
Other                                                   387,515                  0                                           387,515
                                                    -----------        -----------                                       -----------
TOTAL CURRENT ASSETS                                  5,086,517                  0                                         5,086,517
                                                    -----------        -----------                                       -----------

NON-CURRENT ASSETS
Other                                                   501,947                  0             (5)         24,000            525,947
Intangibles                                           1,007,058                  0       (1)(2)(3)      5,156,250          6,163,308
                                                    -----------        -----------                    -----------        -----------
TOTAL NON-CURRENT ASSETS                              1,509,005                  0                                         6,689,255
                                                    -----------        -----------                    -----------        -----------

TOTAL ASSETS                                        $ 6,595,522        $         0                      5,180,250        $11,775,772
                                                    ===========        ===========                    ===========        ===========

CURRENT LIABILITIES
Unearned revenue                                    $ 3,087,472        $         0                                       $ 3,087,472
Payables                                              2,536,539                  0                                         2,536,539
Other                                                   254,154                  0             (4)         13,510            267,664
                                                    -----------        -----------                                       -----------
TOTAL CURRENT LIABILITIES                             5,878,165                  0                                         5,891,675
                                                    -----------        -----------                                       -----------

NON-CURRENT LIABILITIES
Other                                                   143,430                                                              143,430
                                                    -----------        -----------                                       -----------
TOTAL NON-CURRENT LIABILITIES                           143,430                  0                                           143,430
                                                    -----------        -----------                                       -----------

TOTAL LIABILITIES                                     6,021,595                  0                                         6,035,105
                                                    -----------        -----------                                       -----------

STOCKHOLDERS' EQUITY                                    573,927                  0 (1)(2)(3)(4)(5)      5,166,740          5,740,667
                                                    -----------        -----------                    -----------        -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 6,595,522        $         0                      5,180,250        $11,775,772
                                                    ===========        ===========                    ===========        ===========

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc.,
  A Development Stage Company)
UNADUTED PROFORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005

                                                  Advanced Medical        PE Patent                 Pro Forma
                                                   Institute, Inc.    Holdco Pty., Ltd.            Adjustments         ProForma
                                                    -----------          -----------               -----------        -----------
Total Revenue                                       $ 5,094,700          $         0                                  $ 5,094,700

Cost of Revenue                                       1,910,514                    0                                    1,910,514
                                                    -----------          -----------                                  -----------

Gross Profit                                          3,184,186                    0                                    3,184,186

Selling, general and administrative expenses          3,558,002                    0    (2)(4)          82,260          3,640,262

Other income and (expense)                               19,284                    0                                       19,284
                                                    -----------          -----------                                  -----------

Net loss before income tax expense                     (354,532)                   0                                     (436,792)

Income tax benefit                                      127,473                    0       (5)          24,000            151,473
                                                    -----------          -----------               -----------        -----------
Net loss                                               (227,059)                   0                   (82,260)          (285,319)
                                                    ===========          ===========               ===========        ===========

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc.,
  A Development Stage Company)
UNADUTED PROFORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED JUNE 30, 2005

                                                  Advanced Medical        PE Patent                 Pro Forma
                                                   Institute, Inc.    Holdco Pty., Ltd.            Adjustments         ProForma
                                                    -----------          -----------               -----------        -----------
Total Revenue                                       $15,560,078          $         0                                  $15,560,078

Cost of Revenue                                       4,443,899                    0                                    4,443,899
                                                    -----------          -----------                                  -----------

Gross Profit                                         11,116,179                    0                                   11,116,179

Selling, general and administrative expenses         10,356,766                    0    (2)(3)         288,510         10,645,276

Other income and (expense)                               35,015                    0                                       35,015
                                                    -----------          -----------                                  -----------

Net income before income tax expense                    794,428                    0                                      505,918

Income tax benefit                                      204,727                    0       (4)          86,000            290,727
                                                    -----------          -----------               -----------        -----------
Net income                                              999,155                    0                  (288,510)           796,645
                                                    ===========          ===========               ===========        ===========

               NOTES TO UNADUTED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

      1. Basis for Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements of Advanced Medical Institute, Inc. and PE Patent Holdco Pty, Ltd. have been prepared on the basis of assumptions relating to the stock exchange agreement between them and management's best estimates.

      2. Pro Forma Adjustments

      June 30, 2005
      -------------

1     Intangibles                                    5,500,000
      Stockholders' equity                                             5,500,000

      To record the purchase of PE Patent Holdco of 5,000,000 shares of stock at $1.10 per share

2     Amortization expense                             275,000
      Accumulated amortization                                           275,000

      To record amortization of goodwill from PE Patent Holdco purchase

3     Taxes and licenses                                13,510
      Accrued stamp tax payable                                           13,510

      To record stamp duty tax payable from PE Patent Holdco purchase

4     Income tax expense                                                  86,000
      Income tax asset                                  86,000

      To record income tax provision effect of pro forma adjustments

      September 30, 2005
      ------------------

1     Intangibles                                    5,500,000
      Stockholders' equity                                             5,500,000

      To record the purchase of PE Patent Holdco of 5,000,000 shares of stock at $1.10 per share

2     Amortization expense                              68,750
      Accumulated amortization                                            68,750

      To record current period amortization of goodwill from PE Patent Holdco purchase

3     Stockholder's equity                             275,000
      Accumulated amortization                                           275,000

      To record amortization for prior year ended June 30, 2005 from PE Patent Holdco purchase

4     Taxes and licenses                                13,510
      Accrued stamp tax payable                                           13,510

      To record stamp duty tax payable from PE Patent Holdco purchase

5     Income tax expense                                24,000
        Income tax asset                                                 24,000

      To record income tax provision effect of pro forma adjustments